SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549

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                      FORM 8-K/A
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                     CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          The Securities Exchange Act of 1934

Date of Earliest Event Reported: September 23, 1999

                 PETHEALTH SYSTEMS, INC.
   (Exact name of registrant as specified in its charter)

Colorado               000-22151                 93-0969365
(State or other   (Commission File Number)    (IRS Employer
jurisdiction of                              Identification
Incorporation or                              No.)
organization)

4400 Route 9 South, 2nd Floor, Freehold, New Jersey 07728
(Address of principal executive offices, including zip code)

                     (732) 409-1212
     (Registrant's telephone number, including area code)

        Former name of Registrant: Triangle, Inc.

Item 1. Changes in Control of Registrant.

     On October 19, 1999, as a result of the Stock Purchase Agreement (the "Purchase Agreement") entered into between PetHealth Systems, Inc. ("PetHealth" or the "Company"), Jagerton Research Limited ("Jagerton") and Martin I. Saposnick, Jagerton purchased 672,500 shares of common stock of PetHealth from various PetHealth shareholders listed
below for total consideration of $225,000.   The
consideration was paid by Jagerton in the following manner:
(i) $97,700 was paid to the shareholders owning the 672,500 shares sold to Jagerton; and (ii)$127,300 was paid by Jagerton to Ameristar Group, Inc. ("Ameristar") for PetHealth's obligation to Ameristar due under a promissory note in the amount of $127,300. In connection with the Purchase Agreement, Jagerton also received an option to purchase an additional 50,000 shares of common stock of the Company at a price of $.50 per share. As a result of the Purchase Agreement, Jagerton now directly owns approximately 58% of the Company's shares of outstanding and issued common stock with the option to purchase an additional 50,000 shares and may be deemed to be in control.

The Purchase Agreement was adopted, ratified and approved by the members of the Board of Directors of the Company, and by the Board of Directors and all of the shareholders of Jagerton. The source of the consideration used by Jagerton to acquire its interest in the Company was its personal funds. The basis of the "control" by Jagerton is its stock ownership in PetHealth. See the table below.
Jagerton acquired the shares from 20 different entities. Only 3 such entities had 5% or more of the issued and outstanding shares of the Company. The following is a list of all shareholders that sold their shares to Jagerton and the amount of shares held by each shareholder:

 .     Remsen Group Ltd. -            100,000 shares
 .     Wilmont Holdings Corp. -       100,000 shares
 .     J.J. Kandele Inc. -            100,000 shares
 .     Linda Li -                      50,000 shares
 .     Ilene Meyers -                  50,000 shares
 .     Clair Li -                      25,000 shares
 .     Steve Auerbach -                25,000 shares
 .     Robert Gordon -                 20,000 shares
 .     Gera Laun -                      5,000 shares
 .     Jude Barbera -                  30,000 shares
 .     Judith Newfield -                5,000 shares
 .     Jeff Pearlman -                 42,500 shares
 .     Dr. & Mrs. George Josephson -   10,000 shares
 .     Dr. & Mrs. Robert Miller -      10,000 shares
 .     William Cleary -                10,400 shares
 .     Arlene Gaetani -                25,000 shares
 .     Brian Skelton -                 39,600 shares
 .     George A. Zahos -               10,000 shares
 .     Robert Auslander -               5,000 shares
 .     Karen A. Baker -                10,000 shares

A copy of the Agreement accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference.
The following table contains information regarding shareholdings of the Company's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's issued and outstanding common stock, after taking into account the completion of the Purchase Agreement:

                                             Amount and Nature     Percent
                                             of Beneficial         of
Name                           Title         Ownership             Class

Jagerton Research Limited      Shareholder           672,500         58.0%
Richard I. Anslow              President/Secretary         0          0.0%
                               and Director

All directors and executive officers                                  0.0%
as a group

MANAGEMENT
Names                  Title or Position                     Age

Richard I. Anslow      President, Secretary and Director     38

RICHARD I. ANSLOW. President, Secretary and Director, age 38, is an attorney admitted to practice law in New York, New Jersey and the District of Columbia. Mr. Anslow graduated from the Benjamin N. Cardozo School of Law (Yeshiva University) and received a Juris Doctor in 1985. He received a Bachelor of Science Degree in Accounting from the State University of New York at Buffalo in 1982. He started his career as a tax attorney with the accounting firm of Ernst & Young (formerly known as Arthur Young & Co.). Thereafter, he worked for several law firms in New York City and New Jersey. He started his own legal practice in 1993.

Item 4. Changes in Registrant's Certifying Accountant.

(a ) Previous Independent Auditors:

(i)      Janet Loss, C.P.A, P.C. ("Loss") was replaced as
the independent auditor      for the Company on September
23, 1999.

(ii)     Loss's reports on the financial statements of the
Company for the      two fiscal years ended December 31,
1998 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Company's Board of Directors approved the change in accountants.

(iv) For the two most recent fiscal years ended December 31, 1998 through September 22, 1999, there has been no disagreement between the Company and Loss on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Loss would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

In connection with Purchase Agreement set forth in Item 1 above, the new officer and director of PetHealth agreed to retain Varma and Associates for its accounting work.

(v)     During the two most recent fiscal years ended
December 31, 1998 and through September 22, 1999 the Company has not been advised of any matters described in Regulation
S-B, Item 304(a)(1)(B).

The Company has requested that Loss furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Loss agrees with the above statements. A copy of such letter will be filed as Exhibit (c) to this Form 8-K, when received.

(b)     New Independent Accountants:

(i) The Company engaged, Varma & Associates, 610 Crown Oak Centre Drive, Longwood, Florida 32750 ("Varma"), as its new independent accountants as of September 23, 1999. Prior to such date, the Company did not consult with Varma regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Varma, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

Item 6.  Resignations of Directors and Executive Officers.

As a result of the Purchase Agreement, the following resigned as officers and directors of the Company: Robert Gordon resigned as President and Director; Gera Laun resigned as Secretary; Chip Kurzenhauser resigned as Director; and Brian Skelton resigned as Director. The new majority shareholder of the Company, Jagerton (See Item 1.) appointed Richard I. Anslow as the sole Director of the Company. Mr. Anslow as the sole Director of the Company appointed himself as President and Secretary of the Company. The previous Directors and Officers resigned solely as a result of the Purchase Agreement and there was no disagreement with the Company.

Item 7.  Financial Statements and Exhibits

(a)     Not applicable.
(b)     Not applicable.
(c)     Letter from Janet Loss, CPA, P.C.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PETHEALTH SYSTEMS, INC.

/s/ RICHARD I. ANSLOW, President
--------------------------------
By: RICHARD I. ANSLOW, President

Date: December 6, 1999

Item 7. Exhibits

                JANET LOSS, C.P.A., P.C.
              CERTIFIED PUBLIC ACCOUNTANT
           3525 S. TAMARAC DRIVE, SUITE 120
               DENVER, COLORADO 80237
                   (303) 220-0227
                   (303) 220-2802 Fax

November 18, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

I have read Item 4 (a) included in the Form 8-K dated
November 2, 1999 of Pethealth Systems, Inc. filed with the
Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

JANET LOSS, C.P.A, P.A.
By:      /s/ Janet Loss
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             JANET LOSS